UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2013 (February 28, 2013)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

High Yield Note Offering

On February 28, 2013, Avis Budget Group, Inc. (the “Company”) entered into a purchase agreement with respect to the sale by its wholly-owned indirect subsidiary, Avis Budget Finance plc (“Avis Budget Finance”), of €250 million aggregate principal amount of 6.0% senior notes due 2021 at an issue price of 100% (the “Notes”). Subject to customary closing conditions, the sale of the Notes is expected to close on or about March 7, 2013.

Avis Budget Finance will deposit the gross proceeds of the offering into a segregated escrow account until the date that certain conditions, including the completion of the Company’s previously announced acquisition of Zipcar, Inc. (the “Zipcar Acquisition”), have been satisfied.  If such conditions are not satisfied on or prior to September 30, 2013 or on such earlier date that the escrow agent is notified that such conditions cannot be satisfied, the Notes will be subject to a special mandatory redemption in full. The special mandatory redemption price for the Notes is 100% of the gross proceeds of the Notes, plus accrued and unpaid interest on the Notes, from the issue date to the date of redemption.

The Notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be senior unsecured obligations of Avis Budget Finance and will be guaranteed on a senior basis by the Company and certain of its domestic subsidiaries following such assumption. The offering is subject to customary closing conditions.

The purchase agreement contains customary representations, warranties and agreements by the Company. In addition, the Company has agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities. Furthermore, the Company has agreed with the initial purchasers not to offer or sell any debt securities issued or guaranteed by the Company for a period of 90 days after the date of the purchase agreement without the prior written consent of the representative of the initial purchasers.

The offering of the Notes and the related guarantees will not be registered under the Securities Act and the Notes and the guarantees may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the purchase agreement, a copy of which is filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Credit Facility Amendment

On March 4, 2013, Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC (“ABCR”) entered into a Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Credit Agreement, dated as of May 3, 2011, among the Borrowers, JPMorgan Chase Bank, N.A. as administrative agent (“JPMorgan”) and the other lenders and parties thereto (as amended through the date hereof, the “Credit Agreement”), with JPMorgan, as administrative agent, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, to make available to ABCR a $200 million tranche B incremental term loan (the “Term Loan B”) that will mature on March 15, 2019.  The Term Loan B will bear interest at an interest rate of, at ABCR’s option, either a Eurocurrency rate, which shall not be less than 1.0%, plus a margin of 2.75% per annum or an alternate base rate, which shall not be less than 2.0%, plus a margin of 1.75% per annum.  The Sixth Amendment will also allow ABCR to replace $700 million of its existing Term Loan C due 2019 with additional Term Loan B, with the same interest rate and maturity as described above.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by the full text of the Sixth Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current plans, estimates and expectations, and include statements about the Zipcar Acquisition and the terms thereof. There is no assurance that the transaction between the Company and Zipcar, Inc. will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the satisfaction of closing conditions to the acquisition, including timing and receipt of regulatory approvals, timing and receipt of approval by the shareholders of Zipcar, the respective parties’ performance of their obligations under the merger agreement relating to the acquisition, and other factors affecting the execution of the transaction.  In addition, investors should take into consideration those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including under headings such as “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other factors discussed in the Company’s filings and furnishings with the SEC. Except for its ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Purchase Agreement, dated as of February 28, 2013, by and among Avis Budget Finance, plc, as issuer, Avis Budget Group, Inc. and certain of its subsidiaries as guarantors, and Citigroup Global Markets Limited, for itself and on behalf of the several initial purchasers.

10.2
Sixth Amendment, dated as of March 4, 2013, to the Amended and Restated Credit Agreement dated as of May 3, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders from time to time parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date:  March 5, 2013

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated March 5, 2013 (February 28, 2013)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Purchase Agreement, dated as of February 28, 2013, by and among Avis Budget Finance, plc, as issuer, Avis Budget Group, Inc. and certain of its subsidiaries as guarantors, and Citigroup Global Markets Limited, for itself and on behalf of the several initial purchasers.

10.2
Sixth Amendment, dated as of March 4, 2013, to the Amended and Restated Credit Agreement dated as of May 3, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders from time to time parties thereto.